                                     DEFINED ASSET FUNDSSM
--------------------------------------------
-----------------------------------


                              MUNICIPAL INVESTMENT TRUST FUND
                              AMT MONTHLY PAYMENT SERIES--100
                              (A UNIT INVESTMENT TRUST)
                              O   PORTFOLIO OF LONG TERM MUNICIPAL BONDS
                              O   EXEMPT FROM REGULAR FEDERAL INCOME TAX
                              O   MONTHLY INCOME DISTRIBUTIONS
                              O   AMT BONDS



SPONSORS:
Merrill Lynch,
Pierce, Fenner & Smith         -------------------------------------------------
Incorporated                   The Securities and Exchange Commission has not
Salomon Smith Barney Inc.      approved or disapproved these Securities or
PaineWebber Incorporated       passed upon the adequacy of this prospectus. Any
Dean Witter Reynolds Inc.      representation to the contrary is a criminal
Prudential Securities          offense.
Incorporated                   Prospectus dated November 9 1998.

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Defined Asset FundsSM
For more than 25 years, Defined Asset FundsSM has been a leader in unit investment trust research and product innovation. Our family of 'DefinedSM' Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   o Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
o Preselected Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
o Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
o Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, JULY 31, 1998.


CONTENTS
                                                              PAGE
                                                         ---------
Risk/Return Summary....................................          3
What You Can Expect From Your Investment...............          7
   Monthly Income......................................          7
   Return Figures......................................          7
   Records and Reports.................................          7
The Risks You Face.....................................          8
   Interest Rate Risk..................................          8
   Call Risk...........................................          8
   Reduced Diversification Risk........................          8
   Liquidity Risk......................................          8
   Concentration Risk..................................          8
   Bond Quality Risk...................................          9
   Insurance Related Risk..............................          9
   Litigation and Legislation Risks....................          9
Selling or Exchanging Units............................          9
   Sponsors' Secondary Market..........................          9
   Selling Units to the Trustee........................          9
   Exchange Option.....................................         10
How The Fund Works.....................................         10
   Pricing.............................................         10
   Evaluations.........................................         11
   Income..............................................         11
   Expenses............................................         11
   Portfolio Changes...................................         12
   Fund Termination....................................         12
   Certificates........................................         12
   Trust Indenture.....................................         12
   Legal Opinion.......................................         13
   Auditors............................................         13
   Sponsors............................................         13
   Trustee.............................................         14
   Underwriters' and Sponsors' Profits.................         14
   Public Distribution.................................         14
   Code of Ethics......................................         14
   Year 2000 Issues....................................         15
Taxes..................................................         15
Supplemental Information...............................         16
Financial Statements...................................        D-1

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RISK/RETURN SUMMARY


       1.  WHAT IS THE FUND'S OBJECTIVE?
           The Fund seeks interest income that is exempt from regular federal income taxes for investors who are not subject to Alternative Minimum Tax (AMT) by investing in a fixed portfolio consisting primarily of municipal revenue bonds with an estimated average life of 28 years. Interest on certan of the bonds will be a preference item for AMT.
       2.  WHAT ARE MUNICIPAL REVENUE BONDS?
           Municipal revenue bonds are bonds issued by states, municipalities and public authorities to finance the cost of buying, building or improving various projects intended to generate revenue, such as airports, health care facilities, housing and municipal electric, water and sewer utilities. Generally, payments on these bonds depend solely on the revenues generated by the projects, excise taxes or state appropriations, and are not backed by the government's taxing power.
       3.  WHAT IS THE FUND'S INVESTMENT STRATEGY?
        O The Fund plans to hold to maturity 12 long-term tax-exempt municipal bonds with a current aggregate face amount of $9,535,000 including some short-term bonds reserved to pay the deferred sales charge. The Fund is a unit investment trust which means that, unlike a mutual fund, the Fund's portfolio is not managed. When the bonds were initially deposited (August 8, 1997), they were rated A or better by Standard & Poor's, Moody's or Fitch, or in the opinion of the agent for the Sponsors had similar credit quality to bonds rated A or better. The credit quality of the bonds may currently be lower.
        o Many of the bonds can be called at a premium declining over time to par value. Some bonds may be called earlier at par for extraordinary reasons.
        o 31% of the bonds are insured by insurance companies. Insurance guarantees timely payments of principal and interest on the bonds (but not Fund units or the market value of the bonds before they mature).

           The Portfolio consists of municipal bonds of the following types:



                                                 APPROXIMATE
                                                  PORTFOLIO
                                                  PERCENTAGE



o          Airports/Ports/Highways                       17%
o          General Obligation                               1%
        o  Hospitals/Healthcare                           22%
        o  Housing                                          40%
o          Lease Rental Appropriation                    20%



       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE FUND. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
        o Rising interest rates, an issuer's worsening financial condition or a drop in bond ratings can reduce the price of your units.
        o Because the Fund is concentrated in housing bonds, adverse developments in this sector may affect the value of your Units.
        o Assuming no changes in interest rates, when you sell your units, they will generally be worth less than your cost because your cost included a sales fee.
        o The Fund will receive early returns of principal if bonds are called or sold before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.



       5.  IS THIS FUND APPROPRIATE FOR YOU?
           Yes, if you want monthly income free from regular federal income tax. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in bonds of several different issuers.
           The Fund is not appropriate for you if you want a speculative investment that changes to take advantage of market movements, if you are subject to AMT, if you do not want a tax-advantaged investment or if you cannot tolerate any risk.

           DEFINING YOUR INCOME


           WHAT YOU MAY EXPECT (PAYABLE ON THE 25TH DAY OF
           EACH MONTH):
           Regular Monthly Income per unit                   $    4.40
           Annual Income per unit                            $   52.81
           RECORD DAY: 10th day of each month
           These figures are estimates on the evaluation date; actual payments may vary.



       6.  WHAT ARE THE FUND'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.



           INVESTOR FEES
                                                               2.90%
           Maximum Sales Fee (Load) on new purchases
           (as a percentage of $1,000 invested)



           You will pay an up-front sales fee of 1.125% as well as a deferred sales fee of $3.75 per unit quarterly November, February, May and August, through August 2000.



           Employees of some of the Sponsors and their affiliates may be charged a reduced sales fee of no less than $5.00 per Unit.
           The maximum sales fee is reduced if you invest at least $100,000, as follows:



                                                 YOUR MAXIMUM
                                                    SALES FEE
                     IF YOU INVEST:                  WILL BE:
           -----------------------------------  -----------------
           Less than $100,000                            2.90%
           $100,000 to $249,999                          2.65%
           $250,000 to $499,999                          2.40%
           $500,000 to $999,999                          2.15%
           $1,000,000 and over                           1.90%

           Maximum Exchange Fee                          1.90%


           ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                                        AMOUNT
                                                                      PER UNIT
                                                                    -----------
                                                         $    0.71
           Trustee's Fee
                                                         $    0.46
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
                                                         $    0.20
           Organization Costs
                                                         $    0.14
           Evaluator's Fee
                                                         $    0.45
           Other Operating Expenses
                                                        -----------
                                                         $    1.96
           TOTAL



       7.  IS THE FUND MANAGED?
           Unlike a mutual fund, the Fund is not managed and bonds are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the bonds in the Fund. The Fund may sell a bond if certain adverse credit or other conditions exist.
       8.  HOW DO I BUY UNITS?
           The minimum investment is $250.
           You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.



           UNIT PRICE PER UNIT                    $1,044.90
           (as of July 31, 1998)
           Unit price is based on the net asset value of the Fund plus the sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.

           UNIT PAR VALUE                          $1,000.00
           Unit par value means the total amount of money you should generally receive on each unit by the termination of the Fund (other than interest and premium on the bonds). This total amount assumes that all bonds in the Fund are either paid at maturity or called by the issuer at par or are sold by the Fund at par. If you sell your units before the Fund terminates, you may receive more or less than the unit par value.

       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee. You will not pay any other fee when you sell your units.
      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           The Fund pays income monthly. In the opinion of bond counsel when each bond was issued, interest on the bonds in this Fund is generally 100% exempt from regular federal income tax. Interest on approximately 57% of the bonds will be a preference item for purposes of AMT.
           A portion of the income may also be exempt from state and local personal income taxes, depending on where you live.

           You will also receive principal payments if bonds are sold or called or mature, when the cash available is more than $5.00 per unit. You will be subject to tax on any gain realized by the Fund on the disposition of bonds.
      11.  WHAT OTHER SERVICES ARE AVAILABLE?
           REINVESTMENT
           You will receive your monthly income in cash unless you choose to compound your income by reinvesting at no sales fee in the Municipal Fund Investment Accumulation Program, Inc. This Program is an open-end mutual fund with a comparable investment objective. Income from this Program will generally be subject to state and local income taxes, but most or all of the income will not be subject to AMT. For more complete information about the Program, including charges and fees, ask the Trustee for the Program's prospectus. Read it carefully before you invest. The Trustee must receive your written election to reinvest at least 10 days before the record day of an income payment. EXCHANGE PRIVILEGES
           You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on exchanges.

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    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS


                                  EFFECTIVE
TAXABLE INCOME 1998*               % TAX                         TAX-FREE YIELD OF
  SINGLE RETURN    JOINT RETURN   BRACKET    3%     3.5%     4%     4.5%     5%     5.5%     6%     6.5%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF
----------------------------------------------------------------------------------------------------------
$      0- 25,350 $      0- 42,350   15.00     3.53   4.12     4.71   5.29     5.88    6.47    7.06    7.65
----------------------------------------------------------------------------------------------------------
$ 25,351- 61,400 $ 42,351-102,300   28.00     4.17   4.86     5.56   6.25     6.94    7.64    8.33    9.03
----------------------------------------------------------------------------------------------------------
$ 61,401-128,100 $102,301-155,950   31.00     4.35   5.07     5.80   6.52     7.25    7.97    8.70    9.42
----------------------------------------------------------------------------------------------------------
$128,101-278,450 $155,951-278,450   36.00     4.69   5.47     6.25   7.03     7.81    8.59    9.38   10.16
----------------------------------------------------------------------------------------------------------
OVER $278,450       OVER $278,450   39.60     4.97   5.79     6.62   7.45     8.28    9.11    9.93   10.76
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To compare the yield of a taxable security with the yield of a federally tax-free security, find your taxable income and read across. The table incorporates 1998 federal income tax rates and assumes that all income would otherwise be taxed at a U.S. investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase-out of exemptions, itemized deductions, the possible partial disallowance of deductions or state and local taxation. Consequently, investors are urged to consult their own tax advisers in this regard.

                MUNICIPAL BONDS AND THE ALTERNATIVE MINIMUM TAX


      INCOME+        MAXIMUM 'PREFERENCE' INCOME
                        WITHOUT TRIGGERING AMT
                       (STATE INCOME TAX RATES)
SINGLE ++ JOINT ++      0%        7%       11%
--------------------------------------------------
          $50,000    $21,000   $16,000   $14,000
--------------------------------------------------
$30,000              $20,000   $16,000   $15,000
--------------------------------------------------
          $100,000   $25,000   $16,000   $12,000
--------------------------------------------------
$55,000              $22,000   $16,000   $14,000
--------------------------------------------------
          $225,000   $31,000   $14,000    $5,000
--------------------------------------------------
$205,000             $31,000   $15,000    $7,000
--------------------------------------------------


NOTES:
+ Regular taxable income plus state income
  taxes and personal exemptions.
 ++ Assuming no dependents.
     Under federal tax law, interest income on certain municipal bonds, although exempt from regular income tax, is treated as a 'preference' item for purposes of AMT. The table above shows amounts of such municipal bond 'preference' interest income, assuming no other 'preference' or similar items apply, that individual taxpayers could receive in 1998 without becoming subject to the AMT. The table gives information for single and joint returns of U.S. individuals having no dependents. The table provides three income levels and three hypothetical state income tax rates. The table further assumes that the stated amount of municipal bond 'preference' interest income is subject to state income taxes.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

MONTHLY INCOME

The Fund will pay you regular monthly income. Your monthly income may vary because of:
   o elimination of one or more bonds from the Fund's portfolio because of calls, redemptions or sales;
   o a change in the Fund's expenses; or
   o the failure by a bond's issuer to pay interest.

Changes in interest rates generally will not affect your monthly income because the portfolio is fixed.

Along with your monthly income, you will receive your share of any available bond principal.

RETURN FIGURES

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

Estimated Current Return equals the estimated annual cash to be received from the bonds in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):


 Estimated Annual                  Estimated
 Interest Income        -       Annual Expenses
-------------------------------------------------
                   Unit Price


Estimated Long Term Return is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the bonds in the Fund. It is an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each bond's yield by its market value and the time remaining to the call or maturity date.

Yields on individual bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

RECORDS AND REPORTS

You will receive:
o a monthly statement of income payments and any principal payments;
o a notice from the Trustee when new bonds are deposited in exchange or substitution for bonds originally deposited;
o an annual report on Fund activity; and
o annual tax information. This will also be sent to the IRS. You must report the amount of tax-exempt interest received during the year.

You may request:
o copies of bond evaluations to enable you to comply with federal and state tax reporting requirements; and
o audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

INTEREST RATE RISK

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, bonds with longer maturities will change in value more than bonds with shorter maturities. Bonds in the Fund are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Fund. Of course, we cannot predict how interest rates may change.

CALL RISK

Many bonds can be prepaid or 'called' by the issuer before their stated maturity.

For example, an issuer might call its bonds if it no longer needs the money for the original purpose or, during periods of falling interest rates, if the issuer's bonds have a coupon higher than current market rates. If the bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity. An early call at par of a premium bond will reduce your return.

REDUCED DIVERSIFICATION RISK

If many investors sell their units, the Fund will have to sell bonds. This could reduce the diversification of your investment and increase your share of Fund expenses.

LIQUIDITY RISK

The bonds will generally trade in the over-the-counter market. We cannot assure you that a liquid trading market will exist, especially since current law may restrict the Fund from selling bonds to any Sponsor. The value of the bonds, and of your investment, may be reduced if trading in bonds is limited or absent.

CONCENTRATION RISK

When a certain type of bond makes up 25% or more of the portfolio, the Fund is said to be 'concentrated' in that bond type, which makes the Fund less diversified.

Here is what you should know about the Fund's concentration in housing bonds.

Multi-family housing revenue bonds and single family mortgage revenue bonds are issued to provide financing for various housing projects. These bonds are payable primarily from the revenue derived from mortgage loans to housing projects for low to moderate income familities or notes secured by mortgages on residences. Repayment of these bonds is dependent upon, among other things:
   o occupany levels;
   o rental income;
   o the default rate on the underlying mortgage loans;
   o the ability of mortgage insurers to pay claims;
   o the continued availability of federal, state or local housing subsidiary programs;
   o economic conditions in local markets;
   o construction costs;
   o taxes;
   o utility costs;
   o the level of operating expenses; and
   o the managerial ability of project managers.

Housing bonds generally may be prepaid at any time. Therefore, their average life will ordinarily be less then their stated maturity.

Changes to the portfolio from bond redemptions, maturities and sales may affect the Fund's concentration over time.

BOND QUALITY RISK

A reduction in a bond's rating may decrease its value and, indirectly, the value of your investment in the Fund.

INSURANCE RELATED RISK

Some bonds are backed by insurance companies (as shown under Portfolio). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of the insurance companies is generally rated A or better by Standard & Poor's or another nationally recognized rating organization. The insurance company ratings are subject to change at any time at the discretion of the rating agencies.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the portfolio by:
   o limiting real property taxes,
   o reducing tax rates,
   o imposing a flat or other form of tax, or
   o exempting investment income from tax.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:
   o adding the value of the bonds, net accrued interest, cash and any other Fund assets;
   o subtracting accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

If you sell your units before the final deferred sales fee installment, the amount of any remaining installments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge other than any remaining deferred sales charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained a secondary market continuously for over 25 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold Unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select bonds to be sold. Bonds will be selected based on market and credit factors. These sales could be made at times when the bonds would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

If you acquire 25% or more of the outstanding units of the Fund and you sell units with a value exceeding $250,000, the Trustee may choose to pay you 'in kind' by distributing bonds and cash with a total value equal to the price of those units. The Trustee will try to distribute bonds in the portfolio pro rata, but it reserves the right to distribute only one or a few bonds. The Trustee will act as your agent in an in kind distribution and will either hold the bonds for your account or sell them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of bonds distributed in kind.

There could be a delay in paying you for your units:
   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
   o for any other period permitted by SEC order.

EXCHANGE OPTION

You may exchange units of certain Defined Asset Funds for units of this Fund at a maximum exchange fee of 1.90%. You may exchange units of this Fund for units of certain other funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the bonds, less expenses, from the most recent Record Day up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

A portion of the price of a unit consists of cash so that the Trustee can provide you with regular monthly income. When you sell your units you will receive your share of this cash.

In addition, as with mutual funds, the Fund (and therefore the investors) pay all or some of the costs of organizing the Fund including:
   o cost of initial preparation of legal documents;
   o federal and state registration fees;
   o initial fees and expenses of the Trustee;
   o initial audit; and
   o legal expenses and other out-of-pocket expenses.

These costs are amortized over the first five years of the Fund.

EVALUATIONS

An independent Evaluator values the bonds on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Bond values are based on current bid or offer prices for the bonds or comparable bonds. In the past, the difference between bid and offer prices of publicly offered tax-exempt bonds has ranged from 0.5% of face amount on actively traded issues to 3.5% on inactively traded issues; the difference has averaged between 1 and 2%.

INCOME

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:
   o to reimburse the Trustee for the Fund's operating expenses;
   o for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
   o costs of actions taken to protect the Fund and other legal fees and expenses;
   o expenses for keeping the Fund's registration statement current; and
   o Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 45 cents per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. The Fund also pays the Evaluator's fees.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

Any quarterly deferred sales charges you owe are paid with interest and principal from certain bonds. If these amounts are not enough, the rest will be paid out of distributions to you from the Fund's Capital and Income Accounts.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsors and Trustee are not liable for any default or defect in a bond.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep bonds in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a bond in certain cases if we believe that certain adverse credit conditions exist or if a bond becomes taxable.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio. Units offered in the secondary market may not represent the same face amount of bonds that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:
   o diversity of the portfolio;
   o size of the Fund relative to its original size;
   o ratio of Fund expenses to income;
   o current and long-term returns;
   o degree to which units may be selling at a premium over par; and
   o cost of maintaining a current prospectus.

FUND TERMINATION

The Fund will terminate following the stated maturity or sale of the last bond in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of bonds deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining bonds, and you will receive your final distribution. Any bond that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling bonds. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
   o to cure ambiguities;
   o to correct or supplement any defective or inconsistent provision;
   o to make any amendment required by any governmental agency; or
   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).
Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
   o it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.
Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
   o remove it and appoint a replacement Sponsor;
   o liquidate the Fund; or
   o continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of The Travelers Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013

DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048

PRUDENTIAL SECURITIES INCORPORATED (an indirect wholly-owned subsidiary of the Prudential Insurance Company of America)
One New York Plaza
New York, NY 10292
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Investment Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee.

It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. The Sponsors also realized a profit or loss on the initial deposit of the bonds. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on bonds in the Fund which were acquired from underwriting syndicates of which it was a member.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the

Fund and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Fund.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

At the date of issue of each bond, counsel for the issuer delivered an opinion to the effect that interest on the bond is exempt from regular federal income tax. However, interest may be subject to state and local taxes and federal alternative minimum tax. Neither we nor our counsel have reviewed the issuance of the bonds, related proceedings or the basis for the opinions of counsel for the issuers. We cannot assure you that the issuer (or other users) have complied or will comply with any requirements necessary for a bond to be tax-exempt. If any of the bonds were determined not to be tax-exempt, you could be required to pay income tax for current and prior years, and if the Fund were to sell the bond, it might have to sell it at a substantial discount.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each bond in the Fund.

INCOME OR LOSS UPON DISPOSITION

When all or part of your share of a bond is disposed of (for example, when the Fund sells, exchanges or redeems a bond or when you sell or exchange your units), you will generally recognize capital gain or loss. Your gain, however, will generally be ordinary income to the extent of any accrued 'market discount'. Generally you will have market discount to the extent that your basis in a bond when you purchase a unit is less than its stated redemption price at maturity (or, if it is an original issue discount bond, the issue price increased by original issue discount that has accrued on the bond before your purchase). You should consult your tax adviser in this regard.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain from the Fund will be long-term if you are considered to have held your investment on each bond for more than one year and short-term if you held it for one year or less. If you are an individual and sell your units after holding them for more than 12 months, you may be entitled to a 20% maximum federal tax rate on any resulting gains. Consult your tax adviser in this regard. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses.

YOUR BASIS IN THE BONDS

Your aggregate basis in the bonds will be equal to the cost of your units, including any sales charges and the organizational expenses you pay, adjusted to reflect any accruals of 'original issue discount,' 'acquisition premium' and 'bond premium'. You should consult your tax adviser in this regard.

EXPENSES

If you are not a corporate investor, you will not be entitled to a deduction for your share of fees and expenses of the Fund. Also, if you borrowed money in order to purchase or carry your units, you will not be able to deduct the interest on this borrowing for federal income tax purposes. The IRS may treat your purchase of units as made with borrowed money even if the money is not directly traceable to the purchase of units.

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Fund will not be taxed as a corporation. If you are a New York taxpayer, your income from the Fund will not be tax-exempt in New York except to the extent that the income is earned on bonds that are tax-exempt for New York purposes. Depending on where you live, your income from the Fund may be subject to state and local taxation. You should consult your tax adviser in this regard.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the types of bonds that may be in the Fund's portfolio, general risk disclosure concerning any insurance securing certain bonds, and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

MUNICIPAL INVESTMENT TRUST FUND,
AMT MONTHLY PAYMENT SERIES - 100,
DEFINED ASSET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
of Municipal Investment Trust Fund,
AMT Monthly Payment Series - 100,
Defined Asset Funds:

We have audited the accompanying statement of condition of Municipal Investment Trust Fund, AMT Monthly Payment
Series - 100, Defined Asset Funds, including the portfolio, as of July 31, 1998 and the related statements of operations and of changes in net assets for the period
August 9, 1997 to July 31, 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at July 31, 1998, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Municipal Investment Trust Fund, AMT Monthly Payment Series - 100, Defined Asset Funds at July
31, 1998 and the results of its operations and changes in its net assets for the above-stated period in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, N.Y.
September 30, 1998















                                D - 1.

MUNICIPAL INVESTMENT TRUST FUND,
AMT MONTHLY PAYMENT SERIES - 100,
DEFINED ASSET FUNDS

STATEMENT OF CONDITION
As of July 31, 1998

     TRUST PROPERTY:
       Investment in marketable securities -
          at value (cost $ 9,437,894 )(Note 1).........$ 9,655,293
       Accrued interest ...............................     70,872
       Accrued interest on Segregated Bonds (Note 5) ..      4,001
       Income payments receivable (Segregated Bonds) ..        107
       Cash - principal ...............................     85,163
       Cash - income on Segregated Bonds ..............     12,925
       Deferred organization costs (Note 6) ...........      8,113
                                                       -----------
         Total trust property .........................  9,836,474

     LESS LIABILITIES:
       Income advance from Trustee.....................$    39,161
       Deferred sales charge (Note 5) .................      3,552
       Accrued Sponsors' fees .........................      2,695
       Other liabilities (Note 6) .....................      8,113          53,521
                                                       -----------     -----------

     NET ASSETS, REPRESENTED BY:
       9,342 units of fractional undivided
          interest outstanding (Note 3)................  9,753,937

       Undistributed net investment income ............     29,016     $ 9,782,953











                                                       -----------     ===========

     UNIT VALUE ($ 9,782,953 / 9,342 units )...........                $  1,047.20
                                                                       ===========









                  See Notes to Financial Statements.


                                D - 2.

MUNICIPAL INVESTMENT TRUST FUND,
AMT MONTHLY PAYMENT SERIES - 100,
DEFINED ASSET FUNDS

STATEMENT OF OPERATIONS


                                               August 9, 1997
                                                    to
                                                 July 31,
                                                   1998
                                                   ----

     INVESTMENT INCOME:
       Interest income ........................$   525,327
       Interest income on Segregated
         Bonds (Note 5) .......................     17,034
       Trustee's fees and expenses ............     (6,455)
       Sponsors' fees .........................     (4,545)
                                               ------------
       Net investment income ..................    531,361
                                               ------------

     REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS:











       Realized gain on
         securities sold or redeemed ..........      1,736
       Unrealized appreciation
         of investments .......................    217,399
                                               ------------
       Net realized and unrealized
          gain on investments .................    219,135
                                               ------------

     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS ..............$   750,496
                                               ============




                  See Notes to Financial Statements.


                                D - 3.

MUNICIPAL INVESTMENT TRUST FUND,
AMT MONTHLY PAYMENT SERIES - 100,
DEFINED ASSET FUNDS

STATEMENT OF CHANGES IN NET ASSETS


                                               August 9, 1997
                                                    to
                                                 July 31,
                                                   1998
                                                   ----

     OPERATIONS:
       Net investment income ..................$   531,361
       Realized gain on
         securities sold or redeemed ..........      1,736
       Unrealized appreciation
         of investments .......................    217,399
                                               ------------
       Net increase in net assets
         resulting from operations ............    750,496
                                               ------------

     INCOME DISTRIBUTIONS TO
        HOLDERS (Note 2).......................   (482,608)
                                               ------------

     SHARE TRANSACTIONS:
       Deferred sales charge (Note 5):
         Income ...............................     (4,001)
         Principal ............................   (134,847)

       Redemption amounts:
         Income ...............................     (2,703)
         Principal ............................   (758,128)
                                               ------------
       Net share transactions .................   (899,679)
                                               ------------

     NET DECREASE IN NET ASSETS ...............   (631,791)

     NET ASSETS AT BEGINNING OF PERIOD ........ 10,414,744
                                               ------------
     NET ASSETS AT END OF PERIOD ..............$ 9,782,953
                                               ============
     PER UNIT:
       Income distributions during
         period ...............................$     48.97
                                               ============
       Net asset value at end of











         period ...............................$  1,047.20
                                               ============
     TRUST UNITS:
       Redeemed during period .................        750
       Outstanding at end of period ...........      9,342
                                               ============



                 See Notes to Financial Statements.


                                D - 4.

     MUNICIPAL INVESTMENT TRUST FUND,
     AMT MONTHLY PAYMENT SERIES - 100,











     DEFINED ASSET FUNDS

     NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities (see "How to Sell Units - Trustee's Redemption of Units, in this Prospectus, Part B), except that value on August 9, 1997 was based upon offering side evaluations at August 7, 1997, the day prior to the Date of Deposit. Cost of securities at August 9, 1997 was also based on such offering side evaluations.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distribution and Reinvestment - Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

     [S]                                                              [C]

        Cost of 9,342 units at Date of Deposit .....................$ 9,640,759
        Transfer of capital to interest on Segregated Bonds (Note 5)     17,034
        Redemptions of units - net cost of 750 units redeemed
          less redemption amounts (principal).......................     15,857
        Deferred sales charge (Note 5) .............................   (138,848)
        Realized gain on securities sold or redeemed ...............      1,736
        Net unrealized appreciation of investments..................    217,399
                                                                    -----------

          Net capital applicable to Holders .........................$ 9,753,937
                                                                      ==========



4.   INCOME TAXES

     As of July 31, 1998, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $217,399, of which











     $489 related to depreciated securities and $217,888 related to appreciated securities. The cost of investment securities for Federal income tax purposes was $9,437,894 at July 31, 1998.


                                D - 5.

     MUNICIPAL INVESTMENT TRUST FUND,
     AMT MONTHLY PAYMENT SERIES - 100,
     DEFINED ASSET FUNDS

     NOTES TO FINANCIAL STATEMENTS

5.   DEFERRED SALES CHARGE

     $120,000 face amount of the Town of Brookhaven, Suffolk Cnty., NY, Pub. Imp. Serial Bonds 1997 and $200,000 face amount of Harris Cnty., TX, Hlth. Facs. Dev. Corp., Hosp. Rev. Bonds, Ser. 1997 A have been segregated to fund the deferred sales charges. The sales charges are being paid for with the interest received and by periodic sales or maturity of these bonds. A deferred sales charge of $3.75 per Unit is charged on a quarterly basis, and paid to the Sponsors periodically by the Trustee on behalf of the Holders, up to an aggregate of $45 per Unit over the first three years of the life of the Fund. Should a Holder redeem Units prior to the third anniversary of the Fund, the remaining balance of the deferred sales charge will be charged.

6.   DEFERRED ORGANIZATION COSTS

     Deferred organization costs are being amortized over five years. Included in "Other liabilities" is $8,113 payable to the Trustee for reimbursement of costs related to the organization of the Trust.













                           D - 6.

MUNICIPAL INVESTMENT TRUST FUND,
AMT MONTHLY PAYMENT SERIES - 100,
DEFINED ASSET FUNDS

PORTFOLIO
As of July 31, 1998


                                               Rating                                             Optional
     Portfolio No. and Title of                  of         Face                                 Redemption
            Securities                       Issues(1)      Amount    Coupon      Maturities(3) Provisions(3)    Cost(2)   Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------

   1 Iowa Fin. Auth., Single Family Mtge.       AAA     $ 1,000,000     5.850 %      2028      07/01/07     $ 1,000,000 $ 1,027,560
     Bonds, Ser. 1997 H (AMT) (5)                                                              @  102.000

   2 City of Chicago, IL, Chicago Midway        AAA         660,000     5.625        2029      01/01/07         664,099     681,773
     Airport Rev. Bonds, Ser. 1996 B (AMT)                                                     @  101.000
     (5)

   3 Louisiana Hsg. Fin. Agy., Single Family    Aaa(m)    1,000,000     5.750        2028      06/01/07       1,000,000   1,019,300
     Mtge. Rev. Bonds, Ser. 1997 B-2 (AMT)                                                     @  102.000
     (5)

   4 New Mexico Mtge. Fin. Auth., Single        AAA       1,000,000     5.750        2029      07/01/07       1,000,000   1,027,700
     Family Mtge. Prog. Bonds, Ser. 1997 E-2                                                   @  102.000
     (AMT) (5)

   5 New York State Urban Dev. Corp., Corr.     A(f)        875,000     5.375        2025      01/01/06         847,525     871,894
     Cap. Fac. Rev. Bonds, Ser. 6                                                              @  102.000

   6 Dormitory Auth. of the State of New        A(f)      1,000,000     5.500        2026      05/15/06         992,760   1,016,560
     York, State Univ. Educl. Fac., Rev.                                                       @  102.000











     Bonds, Ser. 1996

   7 Town of Brookhaven, Suffolk Cnty., NY,     Aaa(m)      120,000     4.600        2000      None             122,029     121,672
     Pub. Imp. Serial Bonds 1997 (MBIA Ins.)
     (4) (6)

   8 Allegheny Cnty., PA, Hosp. Dev. Auth.,     A3(m)       895,000     5.750        2027      05/15/07         910,233     921,752
     Hosp. Rev. Bonds (St. Francis Med. Ctr.                                                   @  102.000
     Proj.), Ser. 1997

   9 Harris Cnty., TX, Hlth. Facs. Dev.         AAA         140,000     4.100        1999      None             139,749     140,416
     Corp., Hosp. Rev. Bonds (Memorial Hosp.
     Sys. Proj.), Ser. 1997 A (MBIA Ins.)
     (4) (6)                                                 60,000     5.000        2000      None              61,179      61,047






                                D - 7.

MUNICIPAL INVESTMENT TRUST FUND,
AMT MONTHLY PAYMENT SERIES - 100,
DEFINED ASSET FUNDS

PORTFOLIO
As of July 31, 1998



                                               Rating                                             Optional
     Portfolio No. and Title of                  of         Face                                 Redemption
            Securities                       Issues(1)      Amount    Coupon      Maturities(3) Provisions(3)    Cost(2)   Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------












  10 Murray City, UT, Hosp. Rev. Bonds (IHC     AAA     $ 1,000,000     4.750 %      2020      05/15/06     $   915,320 $   936,710
     Hlth. Svcs., Inc.), Ser. 1996 (MBIA                                                       @  100.000
     Ins.) (4)

  11 Virginia Port. Auth., Port. Fac. Rev.      AAA       1,000,000     5.500        2024      07/01/07       1,000,000   1,025,540
     Bonds, Ser. 1997 (MBIA Ins.) (AMT) (4)                                                    @  101.000
     (5)

  12 Washington State Hsg. Fin. Comm.,          Aaa(m)      785,000     5.750        2028      06/01/07         785,000     803,369
     Single Family Prog. Bonds, Ser. 1997 3A                                                   @  101.500
     (AMT) (5)

                                                        -----------                                         ----------- -----------
     TOTAL                                              $ 9,535,000                                         $ 9,437,894 $ 9,655,293
                                                        ===========                                         =========== ===========


                  See Notes to Portfolio.














                                D - 8.

 MUNICIPAL INVESTMENT TRUST FUND,
 AMT MONTHLY PAYMENT SERIES - 100,
 DEFINED ASSET FUNDS

 NOTES TO PORTFOLIO
 As of July 31, 1998

(1) The ratings of the bonds are by Standard & Poor's Ratings Group, or by Moody's Investors Service, Inc if followed by "(m)", or by Fitch Investors
      Service, Inc if followed by "(f)"; "NR" indicates that this bond is not currently rated by any of the above mentioned rating services. These ratings have been furnished by the Evaluator but not confirmed with the rating agencies. See "Description of Ratings" in Part B of the Prospectus.

(2)   See Notes to Financial Statements.

(3)   Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions. The tax effect on
      Holders of redemptions and related distributions is described under "Taxes"
      in this Prospectus, Part B.

(4)   Insured by the indicated municipal bond insurance company. See "Risk











      Factors - Insured Obligations " in this Prospectus, Part B.

(5)   Securities that are tax preference items for purposes of the Alternative
      Minimum Tax are indicated by "(AMT)". See "Taxes" in this Prospectus, Part B.

(6)   These bonds have been segregated to fund the deferred sales charges.




                                D - 9.

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         MUNICIPAL INVESTMENT TRUST FUND
Request the most recent free             AMT MONTHLY PAYMENT SERIES--100
Information Supplement                   (A Unit Investment Trust)
that gives more details about            ---------------------------------------
the Fund, by calling:                    This Prospectus does not contain
The Chase Manhattan Bank                 complete information about the
1-800-323-1508                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         33-48867) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-1777).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                     11312--11/98